Profile of the Franklin Valuemark IV
Variable Annuity Contract
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
--------------------------------------------------------------------------------


May 1, 1999, as supplemented July 6, 1999

This profile is a summary of some of the more important points that you should consider and know before purchasing the Franklin Valuemark IV variable annuity contract with a fixed account. The Contract is more fully described in the prospectus which accompanies this profile. Please read the prospectus carefully.




1. THE FRANKLIN VALUEMARK IV VARIABLE ANNUITY CONTRACT
-------------------------------------------------------------------------------

The Franklin Valuemark IV variable annuity contract with a fixed account offered by Allianz Life Insurance Company of North America (Allianz Life) is a contract between you, the owner, and Allianz Life, an insurance company. In this profile and the prospectus, "we", "us" and "our" refers to Allianz Life. The Contract provides a means for investing on a tax-deferred basis. The Contract is intended for retirement savings or other long-term investment purposes. The Contract provides for a death benefit and guaranteed annuity income options.

The Contract has 25 variable options -- each of which invests in a portfolio of Franklin Templeton Variable Insurance Products Trust, and a fixed account of Allianz Life. Prior to July 1, 1999 Franklin Templeton Variable Insurance Products Trust was known as Franklin Valuemark Funds. The portfolios are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates. A list of the available portfolios is contained in Section 4. Depending upon market conditions, you can make or lose money in the Contract based on the portfolios' investment performance. The portfolios are designed to offer a better return than the fixed account, however, this is not guaranteed.

The fixed account offers an interest rate that is guaranteed by Allianz Life. Your initial interest rate is set on the date when your money is invested in the fixed account and remains effective for one year. Initial interest rates are declared monthly. If you select the fixed account, your money will be held in our general account with principal and interest backed by Allianz Life.

Currently, you can put your money in 10 investment choices (which includes any of the 25 variable options and the Allianz Life fixed account). Allianz Life has the right to limit the number of variable options which you may invest in at any one time (now or in the future).

Like all deferred annuity contracts, your Contract has two phases: the accumulation phase and the payout phase. During the accumulation phase, your earnings accumulate on a tax-deferred basis and are based on the investment performance of the portfolio(s) you select and/or the interest rate earned on the money you have in the fixed account. During the accumulation phase, the earnings are taxed as income only when you make a withdrawal. The payout phase occurs when you begin receiving regular payments from your Contract. The amount of the payments you may receive during the payout phase depends, in part, upon the amount of money you are able to accumulate in your Contract during the accumulation phase.


2. ANNUITY PAYMENTS
(THE PAYOUT PHASE)
-------------------------------------------------------------------------------

You can receive monthly annuity payments from your Contract by selecting one of the following annuity options (all of these options assume you are the owner and the annuitant):

(1) payments for your life;

(2) payments for your life, but if you die before payments have been made for the guaranteed period you selected, payments will continue to you or any person you designate for the remainder of the guaranteed period (5, 10, 15 or 20 years);

(3) payments during the joint lifetime of you and the joint annuitant -- when either of you die, payments will continue as long as the survivor lives;

(4) payments during the joint lifetime of you and the joint annuitant, but if you and the joint annuitant die before payments have been made for the guaranteed period you selected, payments will continue to you or any person you designate for the remainder of the guaranteed period (5, 10, 15 or 20 years); and

(5) payments during your life ending with the last payment due prior to your death with a guarantee that at your death Allianz Life will make a refund to your beneficiary if the value of the payments made is less than the amount applied to the annuity option.

Once you begin receiving regular annuity payments, you cannot change your annuity option or surrender your contract.

During the payout phase, you may select from the variable options available or the fixed account for your investment choices. You may elect to receive annuity payments as a variable payout, a fixed payout, or a combination of both. If you choose to have any part of your payments based on portfolio performance (i.e., variable payout), the dollar amount of your annuity payments may go up or down, depending on the investment performance of the portfolios you choose.


3. PURCHASE
-------------------------------------------------------------------------------

You can purchase the Contract with $5,000 or more under most circumstances. You can add $250 or more any time during the accumulation phase. Your registered representative can help you complete the proper forms. You and the annuitant cannot be older than 85 years old at the time you purchase the Contract. This product is not appropriate for market timers.


4. INVESTMENT OPTIONS
--------------------------------------------------------------------------------

You may select the Allianz Life fixed account and/or the variable options which invest in Class 1 shares of the portfolios of Franklin Templeton Variable Insurance Products Trust listed below. Franklin Templeton Variable Insurance Products Trust has two classes of shares. You may only invest in Class 1 shares with this Contract.

PORTFOLIO SEEKING CAPITAL PRESERVATION AND INCOME:
Money Market Fund

PORTFOLIOS SEEKING INCOME:
High Income Fund
Templeton Global Income Securities Fund
U.S. Government Securities Fund
Zero Coupon Funds - 2000, 2005 and 2010

PORTFOLIOS SEEKING GROWTH AND INCOME:
Global Utilities Securities Fund
Growth and Income Fund
Income Securities Fund
Mutual Shares Securities Fund
Real Estate Securities Fund
Rising Dividends Fund
Templeton Global Asset Allocation Fund
Value Securities Fund

PORTFOLIOS SEEKING CAPITAL GROWTH:
Capital Growth Fund
Global Health Care Securities Fund
Mutual Discovery Securities Fund
Natural Resources Securities Fund
Small Cap Fund
Templeton Developing Markets Equity Fund
Templeton Global Growth Fund
Templeton International Equity Fund
Templeton International Smaller Companies Fund
Templeton Pacific Growth Fund

The portfolios are fully described in the attached Franklin Templeton Variable Insurance Products Trust prospectus. You can make or lose money based on the portfolios' performance.


5. EXPENSES
--------------------------------------------------------------------------------

The Contract has insurance and investment features, and there are costs related to each.

o The annual insurance charges total 1.49% of the average daily value of your Contract allocated to the variable options during the accumulation phase (1.40% during the payout phase).

o Each year Allianz Life also deducts a $30 contract maintenance charge from your Contract. Allianz Life currently waives this charge if the cumulative value of all your Franklin Valuemark IV Contracts (registered with the same social security number) are at least $50,000 (except in New Jersey).

o There are also annual portfolio operating expenses, which vary depending upon the portfolio(s) you select. These expenses range from .49% to 1.41% of the average daily value of the portfolios' Class 1 shares.

o You can transfer between investment choices up to 12 times a year without charge. After 12 transfers, the charge is $25 or 2% of the amount transferred, whichever is less. Market timing transfers may not be permitted.

o If you make a withdrawal from the Contract, Allianz Life may assess a contingent deferred sales charge (withdrawal charge). The amount of the charge depends upon the length of time since you made your purchase payment. Each purchase payment you add to your Contract has its own 7 year contingent deferred sales charge period. The charge is:

                                Contingent deferred
                                   sales charge
         Years since             (as a percentage
      purchase payment         of purchase payments)
    -------------------------------------------------

             0-1                        6%
             1-2                        6%
             2-3                        6%
             3-4                        5%
             4-5                        4%
             5-6                        3%
             6-7                        2%
             7+                         0%

Each year after the first Contract year, you can make partial withdrawals of up to a total of 15% of the value of your Contract and Allianz Life will not deduct the contingent deferred sales charge.

Under certain circumstances, after the first year, Allianz Life will permit you to access your money in the Contract without deducting a contingent deferred sales charge:

1) if you become confined to a nursing home;

2) if you become terminally ill; or

3) if you become disabled.

Also, if you are unemployed for at least 90 consecutive days, you can take up to 50% of your money out of the Contract without incurring a contingent deferred sales charge.

These options vary from state to state and may not be available in all states.

o Allianz Life may assess a state premium tax charge which ranges from 0%- 3.5% (depending upon the state) when you die, start receiving annuity payments, or make a complete withdrawal.

We have provided the following chart to help you understand the expenses in your Contract. The column "Total Annual Expenses" shows the total of the $30 contract maintenance charge (which has been converted to a percentage and is represented as .10% below), the 1.49% insurance charges and the total annual portfolio expenses for each portfolio.

The next two columns show you two examples of the expenses, in dollars, you would pay under a Contract. The examples assume that you invested $1,000 in a Contract which earns 5% annually and that you surrender your Contract: (1) at the end of year 1, and (2) at the end of year 10. For year 1, the Total Annual Expenses are assessed as well as the contingent deferred sales charge. For year 10, the Total Annual Expenses are assessed but no contingent deferred sales charge is deducted.

The premium tax is assumed to be 0% in both examples.

These are just examples.  They do not represent past or future  expenses or returns.  Actual  expenses may be higher or lower than those shown.

                                                                                           EXAMPLES:
                                      Total Annual    Total Annual
                                        Insurance   Class 1 Portfolio  Total Annual        Expenses at end of:
Variable Option                          Charges        Expenses         Expenses         1 Year        10 Years
---------------------------------------------------------------------------------------------------------------------------

Capital Growth                            1.59%            .77%            2.36%            $84           $270

Global Health Care Securities1            1.59%            .84%            2.43%            $85           $277

Global Utilities Securities               1.59%            .50%            2.09%            $81           $242

Growth and Income                         1.59%            .49%            2.08%            $81           $241

High Income                               1.59%            .53%            2.12%            $82           $245

Income Securities                         1.59%            .49%            2.08%            $81           $241

Money Market                              1.59%            .53%            2.12%            $82           $245

Mutual Discovery Securities               1.59%           1.00%            2.59%            $86           $293

Mutual Shares Securities                  1.59%            .77%            2.36%            $84           $270

Natural Resources Securities              1.59%            .64%            2.23%            $83           $256

Real Estate Securities                    1.59%            .54%            2.13%            $82           $246

Rising Dividends                          1.59%            .72%            2.31%            $83           $264

Small Cap                                 1.59%            .77%            2.36%            $84           $270

Templeton Developing Markets Equity       1.59%           1.41%            3.00%            $90           $332

Templeton Global Asset Allocation         1.59%            .84%            2.43%            $85           $277

Templeton Global Growth                   1.59%            .88%            2.47%            $85           $281

Templeton Global Income Securities        1.59%            .63%            2.22%            $83           $255

Templeton International Equity            1.59%            .88%            2.47%            $85           $281

Templeton International Smaller Companies 1.59%           1.10%            2.69%            $87           $302

Templeton Pacific Growth                  1.59%           1.10%            2.69%            $87           $302

U.S. Government Securities                1.59%            .50%            2.09%            $81           $242

Value Securities1                         1.59%            .83%            2.42%            $85           $276

Zero Coupon 2000                          1.59%            .66%            2.25%            $83           $258

Zero Coupon 2005                          1.59%            .66%            2.25%            $83           $258

Zero Coupon 2010                          1.59%            .66%            2.25%            $83           $258
---------------------------------------------------------------------------------------------------------------------------

1. Estimated for 1999

For more detailed information, see the Fee Table in the prospectus for the Contract.

6. TAXES
--------------------------------------------------------------------------------

You do not have to pay taxes on any earnings until you withdraw money from your Contract. In most cases, if you make a withdrawal, earnings come out first and are taxed as income. If you are younger than 591/2 when you make a withdrawal, you may be charged a 10% federal tax penalty on the taxable amounts withdrawn. Payments during the payout phase are considered partly a return of your original investment. That part of each payment is not taxable as income. If the Contract is tax-qualified, the entire payment may be taxable.


7. ACCESS TO YOUR MONEY
-------------------------------------------------------------------------------

You may make a withdrawal at any time during the accumulation phase. Any partial withdrawal must be for at least $500. You may request a withdrawal or elect the Systematic Withdrawal Program or Minimum Distribution Program which are briefly described in Section 10 of this profile. After the first year, you can make multiple withdrawals up to a total of 15% of the value of your Contract each year without charge from Allianz Life. Withdrawals in excess of that amount will be subject to a contingent deferred sales charge. If you do not withdraw the full 15% in any one Contract year, you may not carry over the remaining percentage amount to another year. Withdrawals in excess of the 15% free withdrawal will be charged a contingent deferred sales charge which declines from 6% to 0% depending upon the number of complete years we have had your payment. After Allianz Life has had a payment for 7 years, there is no charge for withdrawals related to that payment. Each purchase payment you add to your Contract has its own 7 year contingent deferred sales charge period. Of course, you may also have to pay income tax and a tax penalty on any money you take out of the Contract.

8. PERFORMANCE
-------------------------------------------------------------------------------

The value of the Contract will vary up or down depending upon the performance of the portfolio(s) you choose.

The following chart shows total returns for the portfolios' Class 1 shares for the periods shown. Performance is not shown for the
Global Health Care  Securities Fund and the Value  Securities Fund because they were first offered for sale on May 1, 1998.  These numbers reflect the insurance charges, the contract maintenance charge and the Class 1 portfolio operating expenses. These numbers do not reflect any contingent deferred sales charges,  which if applied,  would reduce the performance.  Past performance is not a guarantee of future results.

Calendar Year

Variable Option                    1998     1997      1996     1995      1994     1993      1992     1991      1990
---------------------------------------------------------------------------------------------------------------------------

Capital Growth                   18.41%   16.46%        NA       NA        NA       NA        NA       NA        NA

Global Utilities Securities       9.44%   24.79%     5.47%   29.32%   -12.97%    8.80%     7.00%   22.66%     0.25%

Growth and Income                 6.63%   25.76%    12.39%   30.77%    -3.57%    8.58%     5.03%   21.69%    -3.89%

High Income                       -.67%    9.80%    12.10%   17.90%    -3.80%   13.94%    14.43%   28.12%   -10.12%

Income Securities                  .04%   15.26%     9.52%   20.49%    -7.75%   16.76%    11.45%   37.76%    -8.91%

Money Market                      3.56%    3.59%     3.50%    4.09%     2.20%    0.93%     1.43%    3.82%     5.93%

Mutual Discovery Securities      -6.50%   17.50%        NA       NA        NA       NA        NA       NA        NA

Mutual Shares Securities         -1.49%   15.89%        NA       NA        NA       NA        NA       NA        NA

Natural Resources Securities    -26.58%  -20.27%     2.35%    0.74%    -3.54%   53.23%   -11.56%    2.19%   -15.36%

Real Estate Securities          -18.15%   18.81%    30.74%   15.69%     1.27%   17.16%    10.33%   31.43%   -13.37%

Rising Dividends                  5.24%   30.96%    22.23%   27.73%    -5.59%   -4.98%        NA       NA        NA

Small Cap                        -2.54%   15.59%    27.05%       NA        NA       NA        NA       NA        NA

Templeton Developing
Markets Equity                  -22.87%  -10.17%    19.68%    1.16%        NA       NA        NA       NA        NA

Templeton Global Asset Allocation-1.62%    9.96%    17.95%       NA        NA       NA        NA       NA        NA

Templeton Global Growth           7.26%   11.72%    19.38%   10.96%        NA       NA        NA       NA        NA

Templeton Global Income Securities5.40%    0.86%     7.91%   12.88%    -6.49%   14.86%    -1.96%   10.53%     8.06%

Templeton International Equity    3.90%    9.94%    21.04%    8.86%    -0.72%   26.58%        NA       NA        NA

Templeton International
Smaller Companies               -13.67%   -3.06%        NA       NA        NA       NA        NA       NA        NA

Templeton Pacific Growth        -14.52%  -37.00%     9.35%    6.28%   -10.24%   45.59%        NA       NA        NA

U.S. Government Securities        5.75%    7.59%     1.97%   17.60%    -6.06%    7.99%     5.97%   14.07%     7.21%

Zero Coupon 2000                  5.81%    5.42%     0.80%   18.79%    -8.22%   14.34%     7.35%   18.35%     4.23%

Zero Coupon 2005                 10.77%    9.62%    -2.09%   29.71%   -11.01%   20.33%     9.07%   18.50%     1.02%

Zero Coupon 2010                 12.65%   14.75%    -4.24%   40.59%   -12.38%   23.48%     8.61%   18.16%    -1.02%

9. DEATH BENEFIT
-------------------------------------------------------------------------------

If you die during the accumulation phase, the person you have selected as your beneficiary will receive a death benefit. If you purchase the Contract on or after July 6, 1999, you may choose at the time of application, one of the two death benefit options listed below. If you purchased your Contract before July 6, 1999, Death Benefit Option 2 is not available. Once you make the selection, it cannot be changed.

Death Benefit Option 1
----------------------
The death benefit will be the greater of:

1) the current value of your Contract, less any taxes, on the day all claim proofs and payment election forms are received by Allianz Life at the Valuemark Service Center; or

2) (if applicable) the guaranteed minimum death benefit, less any taxes, as of the day you die. During the first year, the guaranteed minimum death benefit is equal to the payments you have made, less any money you have taken out and any charges paid on the money you have taken out. After the first year and before your 81st birthday (76th birthday for deaths occurring in Washington, or in most other states before 11/1/98), the guaranteed minimum death benefit as of the date of death is the greater of:

    A) payments you have made, less any money you have taken out and charges paid on the money you have taken out, increased by 5% per year on each Contract anniversary; or

    B) the highest of the Contract values for each six year Contract anniversary determined by the Contract value on such six year anniversary plus any payments made, less any money taken out since that Contract anniversary, and charges paid on the money you have taken out.

Different rules will apply after your 81st birthday (76th birthday for deaths occurring in Washington, or in most other states before 11/1/98).


Death Benefit Option 2
-------------------------
The death benefit will be the greater of:

1) the current value of your Contract, less any taxes, on the day all claim proofs and payment election forms are received by Allianz Life at the Valuemark Service Center; or

2) (if applicable) the guaranteed minimum death benefit, less any taxes, on the day all claim proofs and payment election forms are received by Allianz Life at the Valuemark Service Center.

The guaranteed minimum death benefit is the greater of:

o payments you have made, less any money you have taken out and any charges paid on the money you have taken out.

o the greatest "anniversary value". The "anniversary value" is the value of the Contract on a Contract anniversary, increased by payments you have made since that anniversary and decreased by any money you have taken out and any charges paid on the money you have taken out since that anniversary. Allianz Life will not take into consideration any Contract anniversaries which occur on or after your 81st birthday or date of death in determining this benefit.

In certain states, the above death benefit may not be available. Check your Contract and Endorsement for your applicable death benefit.


10. OTHER INFORMATION
--------------------------------------------------------------------------------

Free Look. If you cancel the Contract within 10 days after receiving it (or whatever period is required in your state), we will send your money back without assessing a contingent deferred sales charge. You will receive whatever your Contract is worth on the day we receive your request. This may be more or less than your original payment. (Some states require that we return your payment.)

No Probate. In most cases, when you die, your beneficiary will receive the death benefit without going through probate.

Purchasing Considerations. The Franklin Valuemark IV Variable Annuity Contract is designed for people seeking long-term tax deferred accumulation of assets, generally for retirement or other long-term purposes. The tax deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot accept the risk of getting back less money than you put in.

Additional Features

The Contract offers additional features which you might be interested in. These include:

o Automatic Investment Plan - You can automatically add to your Contract on a monthly or quarterly basis for as little as $100. You can do this by electronically transferring money from your savings or checking account.

o Dollar Cost Averaging Program - You can arrange to have a regular amount of money automatically transferred from selected variable options or the fixed account to other variable options each month. Theoretically this can give you a lower average cost per unit over time than a single one time purchase. However, there are no guarantees that this will take place.

o Flexible Rebalancing - Allianz Life will automatically readjust your Contract value among the variable options to maintain your specified allocation mix. This can be done quarterly, semi-annually or annually.

o Systematic Withdrawal Program - You can elect to receive monthly or quarterly payments from Allianz Life while your Contract is in the accumulation phase. Of course, you may have to pay tax penalties and income taxes on the money you receive.


o Minimum Distribution Program - You can arrange to have money sent to you each month or quarter to meet certain required distribution requirements imposed by the Internal Revenue Code generally after age 701/2.

These features are not available in all states and may not be suitable for your particular situation.


11. INQUIRIES
--------------------------------------------------------------------------------

If you have any questions about your Contract or need more information, please contact us at:

   Valuemark Service Center
   300 Berwyn Park
   P.O. Box 3031
   Berwyn, PA 19312-0031
   (800) 624-0197

             THE FRANKLIN VALUEMARK(R) IV VARIABLE ANNUITY CONTRACT
                                    issued by
                         ALLIANZ LIFE VARIABLE ACCOUNT B
                                       and
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
--------------------------------------------------------------------------------
This prospectus describes the Franklin Valuemark IV Variable Annuity Contract with a Fixed Account offered by Allianz Life Insurance Company of North America (Allianz Life).

The annuity has 25 Variable Options, each of which invests in one of the Portfolios of Franklin Templeton Variable Insurance Products Trust listed below, and a Fixed Account of Allianz Life. You can select up to 10 investment choices (which includes any of the Variable Options and the Fixed Account). The Fixed Account may not be available in your state.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:

PORTFOLIO SEEKING CAPITAL PRESERVATION AND INCOME
Money Market Fund

PORTFOLIOS SEEKING INCOME
High Income Fund
Templeton Global Income Securities Fund
U.S. Government Securities Fund
Zero Coupon Funds - 2000, 2005 and 2010

PORTFOLIOS SEEKING GROWTH AND INCOME
Global Utilities Securities Fund
Growth andIncome Fund
Income  Securities  Fund
Mutual Shares  Securities  Fund
Real Estate
Securities  Fund
Rising  Dividends Fund Templeton
Global Asset  Allocation Fund
Value Securities Fund

PORTFOLIOS  SEEKING  CAPITAL  GROWTH
Capital  Growth  Fund
Global  Health Care Securities Fund
Mutual Discovery  Securities Fund
Natural  Resources  Securities Fund
Small Cap Fund
Templeton  Developing  Markets Equity Fund
Templeton  Global Growth Fund
Templeton International Equity Fund
Templeton International Smaller Companies Fund
Templeton Pacific Growth Fund

Please read this prospectus before investing and keep it for future reference. It contains important information about the Franklin Valuemark IV Variable Annuity Contract with a Fixed Account.

To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 1999. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The Table of Contents of the SAI is on page 21 of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information about companies that file electronically with the SEC. For a free copy of the SAI, call us at (800) 342-3863 or write us at:
1750 Hennepin Avenue, Minneapolis, Minnesota 55403-2195.

The Franklin Valuemark IV Variable Annuity Contracts:

o are not bank deposits

o are not federally insured

o are not endorsed by any bank or government agency

o are not guaranteed and may be subject to loss of principal

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is not an offering of the securities in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

In the state of Oregon, all references to Franklin Valuemark IV refer to Valuemark IV.

Dated: May 1, 1999, as supplemented July 6, 1999

TABLE OF CONTENTS

Index of Terms                                      3

Fee Table                                           4

1. The Franklin Valuemark IV
Variable Annuity Contract                           8
    Contract Owner                                  8
    Joint Owner                                     8
    Annuitant                                       8
    Beneficiary                                     8
    Assignment                                      8

2. Annuity Payments (The Payout Phase)              9
    Annuity Options                                 9

3. Purchase                                        10
    Purchase Payments                              10
    Automatic Investment Plan                      10
    Allocation of Purchase Payments                10
    Free Look                                      10
    Accumulation Units                             10

4. Investment Options                              11
    Transfers                                      12
    Dollar Cost Averaging Program                  12
    Flexible Rebalancing                           13
    Voting Privileges                              13
    Substitution                                   13

5. Expenses                                        13
    Insurance Charges                              13
     Mortality and Expense Risk Charge             13
     Administrative Charge                         13
    Contract Maintenance Charge                    14
    Contingent Deferred Sales Charge               14
     Waiver of Contingent Deferred
  Sales Charge Benefits                            14

 Reduction or Elimination of the
 Contingent Deferred Sales Charge                  15
    Transfer Fee                                   15
    Premium Taxes                                  15
    Income Taxes                                   15
    Portfolio Expenses                             15

6. Taxes                                           15
    Annuity Contracts in General                   15
    Qualified and Non-Qualified Contracts          16
    Multiple Contracts                             16
    Withdrawals - Non-Qualified Contracts          16
    Withdrawals - Qualified Contracts              16
    Withdrawals - Tax-Sheltered Annuities          16
    Diversification                                16

7. Access to Your Money                            17
    Systematic Withdrawal Program                  17
    Minimum Distribution Program                   17
    Suspension of Payments or Transfers            17

8. Performance                                     18

9. Death Benefit                                   18
    Upon Your Death                                18
    Death of Annuitant                             20

10. Other Information                              20
    Allianz Life                                   20
    Year 2000                                      20
    The Separate Account                           20
    Distribution                                   20
    Administration                                 21
    Financial Statements                           21

Table of Contents of the
Statement of Additional Information                21

Appendix                                           22

INDEX OF TERMS
--------------------------------------------------------------------------------


This prospectus is written in plain English to make it as understandable as possible. However, there are some technical terms used which are capitalized in the prospectus. The page that is indicated below is where you will find the definition for the word or term.

                                                     Page

Accumulation Phase                                     8

Accumulation Unit                                     10

Annuitant                                              8

Annuity Options                                        9

Annuity Payments                                       9

Annuity Unit                                          11

Beneficiary                                            8

Contract                                               8

Contract Owner                                         8

Fixed Account                                          8
                                                     Page

Income Date                                            9

Joint Owner                                            8

Non-Qualified .                                       16

Payout Phase                                           8

Portfolios                                            11

Purchase Payment                                      10

Qualified                                             16

Tax Deferral                                           8

Variable Option                                        8

FEE TABLE

The purpose of this Fee Table is to help you understand the costs of investing, directly or indirectly, in the Variable Options under the Contract. It reflects expenses of the Separate Account as well as the Portfolios.

Contract Owner Transaction Fees

Contingent Deferred Sales Charge*
(as a percentage of Purchase Payments)

                                  Years Since
                               Purchase Payment   Charge
-----------------------------------------------------------------
                                      0-1           6%
                                      1-2           6%
                                      2-3           6%
                                      3-4           5%
                                      4-5           4%
                                      5-6           3%
                                      6-7           2%
                                      7 +           0%

Transfer Fee

First 12 transfers in a Contract year are free. Thereafter, the fee is $25 (or 2% of the amount transferred, if less). Dollar Cost Averaging transfers and Flexible Rebalancing transfers arenot counted.

Contract Maintenance Charge**                       $30 per Contract per year


Separate Account Annual Expenses
(as a percentage of average account value)

Mortality and Expense Risk Charge***                1.34%

Administrative Charge                                .15%
                                                  --------

Total Separate Account Annual Expenses              1.49%

*Each  year  after  the  first  Contract  year,  you may make  multiple  partial withdrawals of up to a total of 15% of the value of your Contract and no contingent deferred sales charge will be assessed. See Section 7 - "Access to Your Money" for additional options. **During the Accumulation Phase, the charge is waived if the value of your Contract is at least $50,000. If you own more than one Franklin Valuemark IV Contract (registered with the same social security number), we will determine the total value of all your Contracts. If the total value of all your Contracts is at least $50,000, the charge is waived (except in New Jersey). Currently, the charge is also waived during the Payout Phase if the value of your Contract at the Income Date is at least $50,000 (except in New Jersey). ***The Mortality and Expense Risk Charge is 1.25% during the Payout Phase.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ANNUAL EXPENSES: CLASS 1 SHARES

(as a percentage of Franklin Templeton Variable Insurance Products Trust average net assets)

The Management and Portfolio  Administration  Fees and Total Annual  Expenses for each Portfolio are based on a percentage of that
Portfolio's  average net assets for the most recent fiscal year.  See the  prospectus for Franklin  Templeton  Variable  Insurance
Products Trust for more information.

                                                           Management
                                                         and Portfolio                                  Total Annual
                                                     Administration Fees1       Other Expenses            Expenses
---------------------------------------------------------------------------------------------------------------------------

Capital Growth Fund                                           .75%                   .02%                    .77%

Global Health Care Securities Fund2                           .75%                   .09%                    .84%

Global Utilities Securities Fund                              .47%                   .03%                    .50%

Growth and Income Fund                                        .47%                   .02%                    .49%

High Income Fund                                              .50%                   .03%                    .53%

Income Securities Fund                                        .47%                   .02%                    .49%

Money Market Fund                                             .51%                   .02%                    .53%

Mutual Discovery Securities Fund                              .95%                   .05%                   1.00%

Mutual Shares Securities Fund                                 .74%                   .03%                    .77%

Natural Resources Securities Fund                             .62%                   .02%                    .64%

Real Estate Securities Fund                                   .52%                   .02%                    .54%

Rising Dividends Fund                                         .70%                   .02%                    .72%

Small Cap Fund                                                .75%                   .02%                    .77%

Templeton Developing Markets Equity Fund                     1.25%                   .16%                   1.41%

Templeton Global Asset Allocation Fund                        .80%                   .04%                    .84%

Templeton Global Growth Fund                                  .83%                   .05%                    .88%

Templeton Global Income Securities Fund                       .57%                   .06%                    .63%

Templeton International Equity Fund                           .80%                   .08%                    .88%

Templeton International Smaller Companies Fund               1.00%                   .10%                   1.10%

Templeton Pacific Growth Fund                                 .99%                   .11%                   1.10%

U.S. Government Securities Fund                               .48%                   .02%                    .50%

Value Securities Fund2                                        .75%                   .08%                    .83%

Zero Coupon Fund - 2000                                       .63%                   .03%                    .66%

Zero Coupon Fund - 2005                                       .63%                   .03%                    .66%

Zero Coupon Fund - 2010                                       .62%                   .04%                    .66%
---------------------------------------------------------------------------------------------------------------------------

1. The  Portfolio  Administration  Fee is a direct  expense  for the Global  Health Care  Securities  Fund,  the Mutual  Discovery
Securities  Fund, the Mutual Shares  Securities  Fund, the Templeton  Global Asset  Allocation  Fund, the Templeton  International
Smaller Companies Fund, and the Value Securities Fund. Other Portfolios pay for similar services indirectly through the Management
Fee. See the Franklin Templeton Variable Insurance Products Trust prospectus for further information  regarding these fees.

2. The Global Health Care Securities Fund and the Value Securities Fund commenced operations May 1, 1998. The expenses shown above for these Portfolios are therefore estimated for 1999.

EXAMPLES

o The examples below should not be considered a representation of past or future expenses.  Actual expenses may be greater or less than those shown.

o The $30 contract  maintenance  charge is included in the examples as a prorated charge of $1. Since the average Contract size is greater than $1,000, the contract maintenance charge is reduced accordingly.

o Premium taxes are not reflected in the tables. Premium taxes may apply.

o For additional information, see Section 5 - "Expenses" and the Franklin Templeton Variable Insurance Products Trust prospectus.

You would pay the following  expenses on a $1,000  investment,  assuming a 5% annual  return on your money if you  surrender  your
Contract at the end of each time period:

                                                        1 Year           3 Years           5 Years         10 Years
---------------------------------------------------------------------------------------------------------------------------

Capital Growth Fund                                       $84             $125              $160             $270

Global Health Care Securities Fund*                       $85             $127              $164             $277

Global Utilities Securities Fund                          $81             $116              $146             $242

Growth and Income Fund                                    $81             $116              $146             $241

High Income Fund                                          $82             $117              $148             $245

Income Securities Fund                                    $81             $116              $146             $241

Money Market Fund                                         $82             $117              $148             $245

Mutual Discovery Securities Fund                          $86             $132              $172             $293

Mutual Shares Securities Fund                             $84             $125              $160             $270

Natural Resources Securities Fund                         $83             $121              $153             $256

Real Estate Securities Fund                               $82             $118              $148             $246

Rising Dividends Fund                                     $83             $123              $157             $264

Small Cap Fund                                            $84             $125              $160             $270

Templeton Developing Markets Equity Fund                  $90             $144              $192             $332

Templeton Global Asset Allocation Fund                    $85             $127              $164             $277

Templeton Global Growth Fund                              $85             $128              $166             $281

Templeton Global Income Securities Fund                   $83             $120              $153             $255

Templeton International Equity Fund                       $85             $128              $166             $281

Templeton International Smaller Companies Fund            $87             $135              $177             $302

Templeton Pacific Growth Fund                             $87             $135              $177             $302

U.S. Government Securities Fund                           $81             $116              $146             $242

Value Securities Fund*                                    $85             $126              $163             $276

Zero Coupon Fund - 2000                                   $83             $121              $154             $258

Zero Coupon Fund - 2005                                   $83             $121              $154             $258

Zero Coupon Fund - 2010                                   $83             $121              $154             $258
---------------------------------------------------------------------------------------------------------------------------

*Estimate

You would pay the  following  expenses on a $1,000  investment,  assuming a 5% annual return on your money if your Contract is not surrendered or if you apply your Contract value to an Annuity Option:

                                                        1 Year           3 Years           5 Years         10 Years
---------------------------------------------------------------------------------------------------------------------------

Capital Growth Fund                                       $24              $74              $126             $270

Global Health Care Securities Fund*                       $25              $76              $130             $277

Global Utilities Securities Fund                          $21              $65              $112             $242

Growth and Income Fund                                    $21              $65              $112             $241

High Income Fund                                          $22              $66              $114             $245

Income Securities Fund                                    $21              $65              $112             $241

Money Market Fund                                         $22              $66              $114             $245

Mutual Discovery Securities Fund                          $26              $81              $138             $293

Mutual Shares Securities Fund                             $24              $74              $126             $270

Natural Resources Securities Fund                         $23              $70              $119             $256

Real Estate Securities Fund                               $22              $67              $114             $246

Rising Dividends Fund                                     $23              $72              $123             $264

Small Cap Fund                                            $24              $74              $126             $270

Templeton Developing Markets Equity Fund                  $30              $93              $158             $332

Templeton Global Asset Allocation Fund                    $25              $76              $130             $277

Templeton Global Growth Fund                              $25              $77              $132             $281

Templeton Global Income Securities Fund                   $23              $69              $119             $255

Templeton International Equity Fund                       $25              $77              $132             $281

Templeton International Smaller Companies Fund            $27              $84              $143             $302

Templeton Pacific Growth Fund                             $27              $84              $143             $302

U.S. Government Securities Fund                           $21              $65              $112             $242

Value Securities Fund*                                    $25              $75              $129             $276

Zero Coupon Fund - 2000                                   $23              $70              $120             $258

Zero Coupon Fund - 2005                                   $23              $70              $120             $258

Zero Coupon Fund - 2010                                   $23              $70              $120             $258
---------------------------------------------------------------------------------------------------------------------------

*Estimated

See the Appendix for Accumulation Unit Values - Condensed Financial Information.

1. THE FRANKLIN VALUEMARK IVVARIABLE ANNUITY CONTRACT
--------------------------------------------------------------------------------

This prospectus describes a variable deferred annuity contract with a Fixed Account offered by Allianz Life.

An annuity is a contract between you, the owner, and an insurance company (in this case Allianz Life), where the insurance company promises to pay you (or someone else you choose) an income, in the form of Annuity Payments. The Annuity Payments must begin on a designated date that is at least two years in the future. Until you decide to begin receiving Annuity Payments, your annuity is in the Accumulation Phase. Once you begin receiving Annuity Payments, your Contract switches to the Payout Phase.

The Contract benefits from Tax Deferral. Tax Deferral means that you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract.

You have 26 investment choices - the 25 Variable Options each of which invests in one of the Portfolios of Franklin Templeton Variable Insurance Products Trust and the Fixed Account of Allianz Life. The Contract is called a variable annuity because you can choose among 25 Variable Options and, depending upon market conditions, you can make or lose money in the Contract based on the investment performance of the Portfolios of Franklin Templeton Variable Insurance Products Trust. The Portfolios are designed to offer a better return than the Fixed Account. However, this is not guaranteed. If you select the variable annuity portion of the Contract, the amount of money you are able to accumulate in your Contract during the Accumulation Phase depends in large part upon the investment performance of the Portfolio(s) you select. The amount of the Annuity Payments you receive during the Payout Phase from the variable annuity portion of the Contract also depends in large part upon the investment performance of the Portfolios you select for the Payout Phase.

The Contract also contains a Fixed Account. The Fixed Account offers an interest rate that is guaranteed by Allianz Life for all deposits made within the twelve month period. Your initial interest rate is set on the date when your money is invested in the Fixed Account and remains effective for one year. Initial interest rates are declared monthly. Allianz Life guarantees that the interest credited to the Fixed Account will not be less than 3% per year. If you select the Fixed Account, your money will be placed with the other general assets of Allianz Life. Allianz Life may change the terms of the Fixed Account in the future - please contact Allianz Life for the most current terms.

If you select the Fixed Account, the amount of money you are able to accumulate in your Contract during the Accumulation Phase depends upon the total interest credited to your Contract.

We will not make any changes to your Contract without your permission except as may be required by law.

Contract Owner

You, as the Contract Owner, have all the rights under the Contract. The Contract Owner is as designated at the time the Contract is issued, unless changed. You may change Contract Owners at any time. This may be a taxable event. You should consult with your tax adviser before doing this.

Joint Owner

The Contract can be owned by Joint Owners. Any Joint Owner must be the spouse of the other Contract Owner (except in Pennsylvania, Oregon and New Jersey). Upon the death of either Joint Owner, the surviving Joint Owner will be the designated Beneficiary. Any other Beneficiary designation at the time the Contract was issued or as may have been later changed will be treated as a contingent Beneficiary unless otherwise indicated.

Annuitant

The Annuitant is the natural person on whose life we base Annuity Payments. You name an Annuitant. You may change the Annuitant at any time before the Income Date unless the Contract is owned by a non-individual (for example, a corporation).

Beneficiary

The Beneficiary is the person(s) or entity you name to receive any death benefit. The Beneficiary is named at the time the Contract is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary or contingent Beneficiary.

Assignment

You can transfer ownership (assign) the Contract at any time during your lifetime. Allianz Life will not be bound by the assignment until it receives the written notice of the assignment. Allianz Life will not be liable for any payment or other action we take in accordance with the Contract before we receive notice of the assignment. Any assignment made after the death benefit has become payable can only be done with our consent. An assignment may be a taxable event.

If the Contract is issued pursuant to a Qualified plan, you may be unable to assign the Contract.


2. ANNUITY PAYMENTS (THE PAYOUT PHASE)
--------------------------------------------------------------------------------

You can receive regular monthly income payments under your Contract. You can choose the month and year in which those payments begin. We call that date the Income Date. Your Income Date must be the first day of a calendar month and must be at least 2 years after you buy the Contract. You can also choose among income plans. We call those Annuity Options.

We ask you to choose your Income Date when you purchase the Contract. You can change it at any time before the Income Date with 30 days notice to us. Annuity Payments must begin by the Annuitant's 85th birthday or 10 years (5 years in Pennsylvania) from the date the Contract was issued, whichever is later. This limitation may not apply when the Contract is issued to a charitable remainder trust. You (or someone you designate) will receive the Annuity Payments. You will receive tax reporting on those payments.

If you do not choose an Annuity Option prior to the Income Date, we will assume that you selected Option 2 which provides a life annuity with 5 years of guaranteed payments.

You may elect to receive your Annuity Payments as a variable payout, a fixed payout, or a combination of both. Under a fixed payout, all of the Annuity Payments will be the same dollar amount (equal installments). If you choose a variable payout, you can select from the available Variable Options. If you do not tell us otherwise, your Annuity Payments will be based on the investment allocations that were in place on the Income Date.

If you choose to have any portion of your Annuity Payments based on the investment performance of the Variable Option(s), the dollar amount of your payments will depend upon three things:

1) the value of your Contract in the Variable Option(s) on the Income Date,

2) the 5% assumed investment rate used in the annuity table for the Contract, and

3) the performance of the Variable Option(s) you selected.

If the actual performance exceeds the 5% assumed investment rate, your Annuity Payments will increase. Similarly, if the actual rate is less than 5%, your Annuity Payments will decrease.

Annuity Options

You can choose one of the following Annuity Options or any other Annuity Option you want and that Allianz Life agrees to provide. After Annuity Payments begin, you cannot change the Annuity Option.

OPTION 1. Life Annuity. Under this option, we will make monthly Annuity Payments so long as the Annuitant is alive. After the Annuitant dies, we stop making Annuity Payments.

OPTION 2. Life Annuity with 5, 10, 15 or 20 Year Payments Guaranteed. Under this option, we will make monthly Annuity Payments so long as the Annuitant is alive. However, if the Annuitant dies before the end of the selected guaranteed period, we will continue to make Annuity Payments to you or any person you choose for the rest of the guaranteed period. If you do not want to receive Annuity Payments after the Annuitant's death, you can ask us for a single lump sum.

OPTION 3. Joint and Last Survivor Annuity. Under this option, we will make monthly Annuity Payments during the joint lifetime of the Annuitant and the joint Annuitant. When the Annuitant dies, if the joint Annuitant is still alive, we will continue to make Annuity Payments so long as the joint Annuitant continues to live. The amount of the Annuity Payments we will make to you can be equal to 100%, 75% or 50% of the amount that was being paid when both Annuitants were alive. The monthly Annuity Payments will end when the last surviving Annuitant dies.

OPTION 4. Joint and Last Survivor Annuity with 5, 10, 15 or 20 Year Payments Guaranteed. Under this option, we will make monthly Annuity Payments during the joint lifetime of the Annuitant and the joint Annuitant. When the Annuitant dies, if the joint Annuitant is still alive, we will continue to make Annuity Payments, so long as the surviving Annuitant continues to live, at 100% of the amount that was being paid when both were alive. If, when the last death occurs, we have made Annuity Payments for less than the selected guaranteed period, we will continue to make Annuity Payments to you or any person you choose for the rest of the guaranteed period. If you do not want to receive Annuity Payments after the Annuitant's death, you can ask us for a single lump sum.

OPTION 5. Refund Life Annuity. Under this option, we will make monthly Annuity Payments during the Annuitant's lifetime. The last Annuity Payment will be made before the Annuitant dies and if the value of the Annuity Payments made is less than the value applied to the Annuity Option, then you will receive a refund as set forth in the Contract.


3. PURCHASE
------------------------------------------------------------------------------

Purchase Payments

A Purchase Payment is the money you invest in the Contract. The minimum payment Allianz Life will accept is $5,000 when the Contract is bought as a Non-Qualified Contract. If you enroll in the Automatic Investment Plan (which is described below), your Purchase Payment can be $2,000. If you are buying the Contract as part of an IRA (Individual Retirement Annuity), 401(k) or other Qualified plan, the minimum amount we will accept is $2,000. The maximum amount we will accept without our prior approval is $1 million. You can make additional Purchase Payments of $250 (or as low as $100 if you have selected the Automatic Investment Plan) or more to either type of Contract. Allianz Life may, at its sole discretion, waive the minimum payment requirements. We reserve the right to decline any Purchase Payments. At the time you buy the Contract, you and the Annuitant cannot be older than 85 years old. This product is not designed for professional market timing organizations, other entities, or persons using programmed, large or frequent transfers.

Automatic Investment Plan

The Automatic Investment Plan (AIP) is a program which allows you to make additional Purchase Payments to your Contract on a monthly or quarterly basis by electronic transfer of monies from your savings or checking account. You may participate in this program by completing the appropriate form. We must receive your form by the first of the month in order for AIP to begin that same month. Investments will take place on the 20th of the month, or the next business day. The minimum investment that can be made by AIP is $100. You may stop AIP at any time you want. We need to be notified by the first of the month in order to stop or change AIP that month. If AIP is used for a Qualified Contract, you should consult your tax adviser for advice regarding maximum contributions.

Allocation of Purchase Payments

When you purchase a Contract, we will allocate your Purchase Payment to the Fixed Account and/or one or more of the Variable Options you have selected. We ask that you allocate your money in either whole percentages or round dollars. The Fixed Account may not be available in your state (check with your registered representative). Transfers do not change the allocation instructions for payments. You can instruct us how to allocate additional Purchase Payments you make. If you do not instruct us, we will allocate them in the same way as your previous instructions to us. You may change the allocation of future payments without fee, penalty or other charge upon written notice or telephone instructions to the Valuemark Service Center. A change will be effective for payments received on or after we receive your notice or instructions. Allianz Life reserves the right to limit the number of Variable Options that you may invest in at one time. Currently, you may invest in 10 investment choices at any one time (which includes any of the 25 Variable Options which invest in a Portfolio of Franklin Templeton Variable Insurance Products Trust listed in
Section 4 and the Allianz Life Fixed Account). We may change this in the future. However, we will always allow you to invest in at least five Variable Options.

Once we receive your Purchase Payment and the necessary information, we will issue your Contract and allocate your first Purchase Payment within 2 business days. If you do not give us all of the information we need, we will contact you or your registered representative to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you make additional Purchase Payments, we will credit these amounts to your Contract within one business day. Our business day closes when the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern time.

Free Look

If you change your mind about owning the Contract, you can cancel it within 10 days after receiving it (or the period required in your state). When you cancel the Contract within this time period, Allianz Life will not assess a contingent deferred sales charge. You will receive back whatever your Contract is worth on the day we receive your request. In certain states, or if you have purchased the Contract as an IRA, we may be required to give you back your Purchase Payment if you decide to cancel your Contract within 10 days after receiving it (or whatever period is required in your state). If that is the case, we reserve the right to allocate your initial Purchase Payment to the Money Market Fund for 15 days after we receive it. (In some states, the period may be longer.) At the end of that period, we will re-allocate your money as you selected. Currently, however, we will directly allocate your money to the Variable Options and/or the Fixed Account as you have selected.

Accumulation Units

The value of the portion of your Contract allocated to the Variable Options will go up or down based upon the investment performance of the Variable Option(s) you choose. The value of your Contract will also depend on the expenses of the Contract. In order to keep track of the value of your Contract, we use a measurement called an Accumulation Unit (which is like a share of a mutual fund). During the Payout Phase of the Contract we call it an Annuity Unit.

Every business day we determine the value of an Accumulation Unit for each Variable Option by multiplying the Accumulation Unit value for the previous period by a factor for the current period. The factor is determined by:

1. dividing the value of a Portfolio at the end of the current period by the value of a Portfolio for the previous period; and

2. multiplying it by one minus the daily amount of the insurance charges and any charges for taxes.

The value of an Accumulation Unit may go up or down from day to day.

When you make a Purchase Payment, we credit your Contract with Accumulation Units for any portion of your Purchase Payment allocated to a Variable Option. The number of Accumulation Units we credit your Contract with is determined by dividing the amount of the Purchase Payment allocated to a Variable Option by the value of the corresponding Accumulation Unit.

We calculate the value of each Accumulation Unit after the New York Stock Exchange closes each day and then credit your Contract.

Example:

On Wednesday we receive an additional Purchase Payment of $3,000 from you. You have told us you want this to go to the Growth and Income Fund. When the New York Stock Exchange closes on that Wednesday, we determine that the value of an Accumulation Unit based on an investment in the Growth and Income Fund is $12.50. We then divide $3,000 by $12.50 and credit your Contract on Wednesday night with 240 Accumulation Units.


4. INVESTMENT OPTIONS
--------------------------------------------------------------------------------

The Contract offers Variable Options, which invest in Class 1 shares of 25 Portfolios of Franklin Templeton Variable Insurance Products Trust. Prior to July 1, 1999 Franklin Templeton Variable Insurance Products Trust was known as Franklin Valuemark Funds. The Contract also offers a Fixed Account of Allianz Life. Additional Portfolios may be available in the future.

You should read the Franklin Templeton Variable Insurance Products Trust prospectus (which is attached to this prospectus) carefully before investing.

Franklin Templeton Variable Insurance Products Trust (Trust) is the mutual fund underlying your Contract. Each Portfolio has its own investment objective. The Trust issues two classes of shares which are described in the attached Trust prospectus. Only Class 1 shares are available with your Contract. Investment managers for each Portfolio are listed in the table below and are as follows:
Franklin Advisers, Inc. (FA), Franklin Advisory Services, LLC (FAS), Franklin Mutual Advisers, LLC (FMA), Templeton Asset Management Ltd. (TAM), Templeton Global Advisors Limited (TGA), and Templeton Investment Counsel, Inc. (TIC). Certain managers have retained one or more affiliated subadvisers to help them manage the Portfolios.

The following is a list of the Portfolios available under the Contract:

                                               Investment
Available Portfolios                            Managers
-------------------------------------------------------------

PORTFOLIO SEEKING CAPITAL PRESERVATION AND INCOME
Money Market Fund                                  FA

PORTFOLIOS SEEKING INCOME
High Income Fund                                   FA
Templeton Global Income Securities Fund            FA
U.S. Government Securities Fund                    FA
Zero Coupon Funds - 2000, 2005, 2010               FA

PORTFOLIOS SEEKING GROWTH AND INCOME
Global Utilities Securities Fund                   FA
Growth and Income Fund                             FA
Income Securities Fund                             FA
Mutual Shares Securities Fund                      FMA
Real Estate Securities Fund                        FA
Rising Dividends Fund                              FAS
Templeton Global Asset Allocation Fund             TGA
Value Securities Fund                              FAS

PORTFOLIOS SEEKING CAPITAL GROWTH
Capital Growth Fund                                FA
Global Health Care Securities Fund                 FA
Mutual Discovery Securities Fund                   FMA
Natural Resources Securities Fund                  FA
Small Cap Fund                                     FA
Templeton Developing Markets Equity Fund           TAM
Templeton Global Growth Fund                       TGA
Templeton International Equity Fund                FA
Templeton International Smaller Companies Fund     TIC
Templeton Pacific Growth Fund                      FA

Franklin Templeton Variable Insurance Products Trust serves as the underlying mutual fund for variable life insurance policies offered by Allianz Life and other variable annuity contracts offered by Allianz Life and its affiliates. Franklin Templeton Variable Insurance Products Trust believes that offering its shares in this manner will not be disadvantageous to you.

Transfers

You can transfer money among the 25 Variable Options and/or the Fixed Account. Allianz Life currently allows you to make as many transfers as you want to each year. Allianz Life may change this practice in the future. However, this product is not designed for professional market timing organizations or other persons using programmed, large, or frequent transfers. Such activity may be disruptive to a Portfolio. We reserve the right to reject any specific Purchase Payment allocation or transfer request from any person, if in the Portfolio manager's judgment, a Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected.

Your Contract provides that you can make 3 transfers every year without charge. However, currently Allianz Life permits you to make 12 transfers every year without charge. We measure a year from the anniversary of the day we issued your Contract. You can make a transfer to or from the Fixed Account and to or from any Variable Option. If you make more than 12 transfers in a year, there is a transfer fee deducted. The fee is $25 per transfer or, if less, 2% of the amount transferred. The following applies to any transfer:

1. The minimum amount which you can transfer is $1,000 ($500 in New Jersey) or your entire value in the Variable Option or Fixed Account, if less. This requirement is waived if the transfer is in connection with the Dollar Cost Averaging Program or Flexible Rebalancing (which are described below).

2. We may not allow you to make transfers during the free look period.

3. Your request for a transfer must clearly state which Variable Option(s) or the Fixed Account is involved in the transfer.

4. Your request for a transfer must clearly state how much the transfer is for.

5. You cannot make any transfers within 7 calendar days prior to the date your first Annuity Payment is due.

6. During the Payout Phase, you may not make a transfer from a fixed Annuity Option to a variable Annuity Option.

7. During the Payout Phase, you can make at least one transfer from a variable Annuity Option to a fixed Annuity Option.

Allianz Life has reserved the right to modify the transfer provisions subject to the guarantees described above and subject to applicable state law.

You can make transfers by telephone. We may allow you to authorize someone else to make transfers by telephone on your behalf. If you own the Contract with a Joint Owner, unless you instruct Allianz Life otherwise, we will accept instructions from either one of you. Allianz Life will use reasonable procedures to confirm that instructions given to us by telephone are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Allianz Life tape records all telephone instructions.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount of money each month or quarter from any one Variable Option or the Fixed Account to up to eight of the other Variable Options. The Variable Option(s) you transfer from may not be the Variable Option(s) you transfer to in this program. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You may only participate in this program during the Accumulation Phase.

There are two Dollar Cost Averaging options. The first option is the Dollar Cost Averaging Fixed Option. It is available for new Contracts and additional Purchase Payments to new and existing Contracts. You will receive a special fixed rate guaranteed for one year by Allianz Life. Dollar cost averaging will take place over twelve months from the DCA fixed account into the target Portfolio of your choice. The required minimum investment is $6,000. The Dollar Cost Averaging Fixed Option may not be available in your state.

The second option is the Standard Dollar Cost Averaging Option. It requires a $3,000 minimum investment and participation for at least six months (or two quarters).

All Dollar Cost Averaging transfers will be made on the 10th day of the month unless that day is not a business day. If it is not, then the transfer will be made the next business day. You may elect either program by properly completing the Dollar Cost Averaging form provided by Allianz Life.

Your participation in the program will end when any of the following occurs:

(1) the number of desired transfers have been made;

(2) you do not have enough money in the Variable Option(s) or the Fixed Account to make the transfer (if less money is available, that amount will be dollar cost averaged and the program will end);

(3) you request to terminate the program (your request must be received by us by the first of the month to terminate that month); or

(4) the Contract is terminated.

If you participate in the Dollar Cost Averaging Program, the transfers made under the program are not taken into account in determining any transfer fee. You may not participate in the Dollar Cost Averaging Program and Flexible Rebalancing at the same time.

Flexible Rebalancing

Once your money has been invested, the performance of the Variable Options may cause your chosen allocation to shift. Flexible Rebalancing is designed to help you maintain your specified allocation mix among the different Variable Options. You can direct us to readjust your Contract value on a quarterly, semi-annual or annual basis to return to your original Variable Option allocations. Flexible Rebalancing transfers will be made on the 20th day of the month unless that day is not a business day. If it is not, then the transfer will be made on the previous day. If you participate in Flexible Rebalancing, the transfers made under the program are not taken into account in determining any transfer fee. The Fixed Account is not permitted to be part of Flexible Rebalancing.

Voting Privileges

Allianz Life is the legal owner of the Trust's Class 1 Portfolio shares. However, when a Portfolio solicits proxies in conjunction with a shareholder vote which affects your investment, Allianz Life will obtain from you and other affected Contract Owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that Allianz Life owns on its own behalf. Should Allianz Life determine that it is no longer required to comply with the above, we will vote the shares in our own right.

Substitution

Allianz Life may substitute one of the Variable Options you have selected with another Variable Option. We would not do this without the prior approval of the Securities and Exchange Commission. We will give you notice of our intention to do this. We may also limit further investment in a Variable Option if we deem the investment inappropriate.


5. EXPENSES
--------------------------------------------------------------------------------


There are charges and other expenses associated with the Contract that will reduce your investment return. These charges and expenses are:

Insurance Charges

Each day, Allianz Life makes a deduction for its insurance charges. Allianz Life does this as part of its calculation of the value of the Accumulation Units and the Annuity Units. The insurance charge has two parts:

1) the mortality and expense risk charge, and

2) the administrative charge.

Mortality and Expense Risk Charge. During the Accumulation Phase, this charge is equal, on an annual basis, to 1.34% of the average daily value of the Contract invested in a Variable Option, after the deduction of expenses. During the Payout Phase, the charge is equal, on an annual basis, to 1.25% of the average daily value of the Contract invested in a Variable Option, after the deduction of expenses. This charge compensates us for all the insurance benefits provided by your Contract (for example, our contractual obligation to make Annuity Payments, the death benefits, certain expenses related to the Contract, and for assuming the risk (expense risk) that the current charges will be insufficient in the future to cover the cost of administering the Contract). The amount of the mortality and expense risk charge is less during the Payout Phase because Allianz Life does not pay a death benefit if you die during the Payout Phase.

Administrative Charge. This charge is equal, on an annual basis, to .15% of the average daily value of the Contract invested in a Variable Option, after the deduction of expenses. This charge, together with the contract maintenance charge (which is explained below), is for all the expenses associated with the administration of the Contract. Some of these expenses include: preparation of the Contract, confirmations, annual statements, maintenance of Contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Contract Maintenance Charge

Every year, at each Contract anniversary, Allianz Life deducts $30 from your Contract as a contract maintenance charge. The fee is assessed on the last day of each Contract year. (In South Carolina, if your Contract is in force on the 20th Contract anniversary, we will waive the contract maintenance charge that is to be deducted after the 20th Contract anniversary.) This charge is for administrative expenses (see above). This charge can not be increased.

However, during the Accumulation Phase, if the value of your Contract is at least $50,000 when the deduction for the charge is to be made, Allianz Life will not deduct this charge. If you own more than one Franklin Valuemark IV Contract, Allianz Life will determine the total value of all your Franklin Valuemark IV Contracts. If the total value of all Franklin Valuemark IV Contracts registered under the same social security number is at least $50,000, Allianz Life will not assess the contract maintenance charge (except in New Jersey). Currently, the charge is also waived during the Payout Phase if the value of your Contract at the Income Date is at least $50,000 (except in New Jersey). If the Contract is owned by a non-natural person (e.g., a corporation), Allianz Life will look to the Annuitant to determine if it will assess the charge.

If you make a complete withdrawal from your Contract, the contract maintenance charge will also be deducted. During the Payout Phase, if the contract maintenance charge is deducted, the charge will be collected monthly out of each Annuity Payment.

Contingent Deferred Sales Charge

Withdrawals may be subject to a contingent deferred sales charge. During the Accumulation Phase, you can make withdrawals from your Contract. Allianz Life keeps track of each Purchase Payment you make. The amount of the contingent deferred sales charge depends upon the length of time since you made your Purchase Payment. The charge is:

                                Contingent deferred
                                   sales charge
         Years since             (as a percentage
      Purchase Payment         of Purchase Payments)
    -------------------------------------------------
             0-1                        6%
             1-2                        6%
             2-3                        6%
             3-4                        5%
             4-5                        4%
             5-6                        3%
             6-7                        2%
             7+                         0%

However, after Allianz Life has had a Purchase Payment for 7 full years, there is no charge when you withdraw that Purchase Payment. For purposes of the contingent deferred sales charge, Allianz Life treats withdrawals as coming from the oldest Purchase Payments first. Allianz Life does not assess the contingent deferred sales charge on any payments paid out as Annuity Payments or as death benefits.

In the state of Washington, the contingent deferred sales charge will be waived beginning with the later of the first Contract anniversary after your attaining age 70 or the 10th Contract anniversary.

NOTE: For tax purposes, withdrawals are considered to have come from the last money you put into the Contract. Thus, for tax purposes, earnings are considered to come out first.

Free Withdrawal Amount (referred to in sales literature as "15% Withdrawal Privilege") - Each year after the first Contract year, you can make multiple withdrawals up to 15% of the value of your Contract and no contingent deferred sales charge will be deducted from the 15% you take out. (This amount may be increased when the Contract is issued to a charitable remainder trust.) If you make a withdrawal of more than the free amount, it will be subject to the contingent deferred sales charge. If you do not withdraw the full 15% in any one Contract year, you may not carry over the remaining percentage amount to another year.

You may also elect to participate in the Systematic Withdrawal Program or the Minimum Distribution Program. These programs allow you to make withdrawals without the deduction of the contingent deferred sales charge under certain circumstances. See Section 7 - "Access to Your Money" for a description of the Systematic Withdrawal Program and the Minimum Distribution Program.

Waiver of Contingent Deferred Sales Charge Benefits
Under certain circumstances, after the first year, Allianz Life will permit you to take your money out of the Contract without deducting a contingent deferred sales charge:

1) if you become confined to a nursing home;

2) if you become terminally ill, which is defined as life expectancy of 12 months or less (a full withdrawal of the Contract will be required); or

3) if you become totally disabled for at least 90 consecutive days.

The waiver will not apply if any of the above conditions existed on the date your Contract was issued.

Also, after the first year, if you become unemployed for at least 90 consecutive days, you can take up to 50% of your money out of the Contract without incurring a contingent deferred sales charge. This benefit is available only once during the life of the Contract. You may not use both this benefit and the 15% free withdrawal amount in the same Contract year.

These benefits vary from state to state or may not be available in your state. (Check with your registered representative.)

Reduction or Elimination of the Contingent Deferred Sales Charge
Allianz Life will reduce or eliminate the amount of the contingent deferred sales charge when the Contract is sold under circumstances which reduce its sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the Contract or a prospective purchaser already had a relationship with Allianz Life. Allianz Life may not deduct a contingent deferred sales charge under a Contract issued to an officer, director or employee of Allianz Life or any of its affiliates. Also, Allianz Life may reduce or not deduct a contingent deferred sales charge when a Contract is sold by an agent of Allianz Life to any members of his or her immediate family and the commission is waived. We require our prior approval for any reduction or elimination of the contingent deferred sales charge.

Transfer Fee

You can make 12 free transfers every year. We measure a year from the day we issue your Contract. If you make more than 12 transfers a year, we will deduct a transfer fee of $25 or 2% of the amount that is transferred, whichever is less, for each additional transfer. If the transfer is part of the Dollar Cost Averaging Program or Flexible Rebalancing, it will not count in determining the transfer fee.

Premium Taxes

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. Allianz Life is responsible for the payment of these taxes. We will make a deduction from the value of the Contract for them. Some of these taxes are due when the Contract is issued, others are due when Annuity Payments begin. It is Allianz Life's current practice to not charge you for these taxes until you die, Annuity Payments begin or you make a complete withdrawal. Allianz Life may discontinue this practice in the future and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5% of the Purchase Payment, depending on the state.

Income Taxes

Allianz Life reserves the right to deduct from the Contract for any income taxes which it may incur because of the Contract. Currently, Allianz Life is not making any such deductions.

Portfolio Expenses

There are deductions from the assets of the various Portfolios for operating expenses (including management fees), which are described in the Fee Table in this prospectus and the accompanying prospectus for Franklin Templeton Variable Insurance Products Trust.


6. TAXES
--------------------------------------------------------------------------------

NOTE: Allianz Life has prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice. You should consult your own tax adviser about your own circumstances. Allianz Life has included additional information regarding taxes in the Statement of Additional Information.

Annuity Contracts in General

Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Basically, these rules provide that you will not be taxed on any earnings on the money held in your annuity Contract until you take the money out. This is referred to as Tax Deferral. There are different rules regarding how you will be taxed depending upon how you take the money out and the type of Contract - Qualified or Non-Qualified (see following sections).

You, as the Contract Owner, will not be taxed on increases in the value of your Contract until a distribution occurs either as a withdrawal or as Annuity Payments. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For Annuity Payments, different rules apply. A portion of each Annuity Payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which the Annuity Payments are expected to be made. Annuity Payments received after you have received all of your Purchase Payments are fully includible in income.

When a Non-Qualified Contract is owned by a non-natural person (e.g., a corporation or certain other entities other than a trust holding the Contract as an agent for a natural person), the Contract will generally not be treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of Tax Deferral. Income may be taxed as ordinary income every year.

Qualified and Non-Qualified Contracts

If you purchase the Contract under a Qualified plan, your Contract is referred to as a Qualified Contract. Examples of Qualified plans are: Individual Retirement Annuities (IRAs), Tax-Sheltered Annuities (sometimes referred to as 403(b) contracts), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 plans. If you do not purchase the Contract under a Qualified plan, your Contract is referred to as a Non-Qualified Contract.

Multiple Contracts

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year period to the same Contract Owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. You should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract in any calendar year period.

Withdrawals - Non-Qualified Contracts

If you make a withdrawal from your Contract, the Code treats such a withdrawal as first coming from earnings and then from your Purchase Payments. In most cases, such withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a tax penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1) paid on or after the taxpayer reaches age 591/2;

(2) paid after you die;

(3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

(4) paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

(5) paid under an immediate annuity; or

(6) which come from purchase payments made prior to August 14, 1982.

Withdrawals - Qualified Contracts

The above information describing the taxation of Non-Qualified Contracts does not apply to Qualified Contracts. There are special rules that govern Qualified Contracts. A more complete discussion of withdrawals from Qualified Contracts is contained in the Statement of Additional Information.

Withdrawals - Tax-Sheltered Annuities

The Code limits the withdrawal of Purchase Payments made by Contract Owners from certain Tax-Sheltered Annuities. Withdrawals can only be made when a Contract
Owner:

(1) reaches age 591/2;

(2) leaves his/her job;

(3) dies;

(4) becomes disabled (as that term is defined in the Code); or

(5) in the case of hardship. However, in the case of hardship, the Contract Owner can only withdraw the Purchase Payments and not any earnings.

Diversification

The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. Allianz Life believes that the Portfolios are being managed so as to comply with the requirements.

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Allianz Life, would be considered the owner of the shares of the Portfolios. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the Contract. It is unknown to what extent under federal tax law Contract Owners are permitted to select Portfolios, to make transfers among the Portfolios or the number and type of Portfolios Contract Owners may select from without being considered the owner of the shares. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Contract, could be treated as the owner of the Portfolios.

Due to the uncertainty in this area, Allianz Life reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.


7. ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can have access to the money in your Contract:

(1) by making a withdrawal (either a partial or a total withdrawal);

(2) by receiving Annuity Payments; or

(3) when a death benefit is paid to your Beneficiary.

Withdrawals can only be made during the Accumulation Phase.

When you make a complete withdrawal you will receive the value of the Contract on the day you made the withdrawal, less any applicable contingent deferred sales charge, less any premium tax and less any contract maintenance charge. (See Section 5 - "Expenses" for a discussion of the charges.)

Any partial withdrawal must be for at least $500. Unless you instruct Allianz Life otherwise, the partial withdrawal will be made pro-rata from all the Variable Options and the Fixed Account you selected. After you make a partial withdrawal the value of your Contract must be at least $2,000.

We will pay the amount of any withdrawal from the Variable  Options within seven
(7) days of when we receive your request in good order unless the Suspension of Payments or Transfers provision is in effect (see below).

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

There are limits to the amount you can withdraw from a Qualified plan referred to as a 403(b) plan. For a more complete explanation see Section 6 - "Taxes" and the discussion in the SAI.

Systematic Withdrawal Program

If the value of your Contract is at least $25,000, Allianz Life offers a program which provides automatic monthly or quarterly payments to you each year. The total systematic withdrawals which you can make each year without Allianz Life deducting a contingent deferred sales charge is limited to 15% of the value of your Contract. This is determined on the last business day prior to the day your request is received. You may withdraw any amount you want under this program if your payments are no longer subject to the contingent deferred sales charge. If you make withdrawals under this program, you may not also use the 15% free withdrawal amount that year. For a discussion of the contingent deferred sales charge and the 15% free withdrawal amount, see Section 5 - "Expenses." All systematic withdrawals will be made on the 9th day of the month unless that day is not a business day. If it is not, then the withdrawal will be made the previous business day.

Income taxes, tax penalties and certain restrictions may apply to systematic withdrawals.

Minimum Distribution Program

If you own a Contract that is an Individual Retirement Annuity (IRA), you may select the Minimum Distribution Program. Under this program, Allianz Life will make payments to you from your Contract that are designed to meet the applicable minimum distribution requirements imposed by the Code for IRAs. If the value of your Contract is at least $25,000, Allianz Life will make payments to you on a monthly or quarterly basis. The payments will not be subject to the contingent deferred sales charge and will be instead of the 15% free withdrawal amount.

Suspension of Payments or Transfers

Allianz Life may be required to suspend or postpone payments for withdrawals or transfers for any period when:

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2. trading on the New York Stock Exchange is restricted;

3. an emergency exists as a result of which disposal of the Portfolio shares is not reasonably practicable or Allianz Life cannot reasonably value the Portfolio shares;

4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of Contract Owners.

Allianz Life has reserved the right to defer payment for a withdrawal or transfer from the Fixed Account for the period permitted by law but not for more than six months.


8. PERFORMANCE
-------------------------------------------------------------------------------

Allianz Life periodically advertises performance of the Variable Options. Allianz Life will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the insurance charges and the
Portfolio expenses. It may not reflect the deduction of any applicable contingent deferred sales charge and contract maintenance charge. The deduction of any applicable contract maintenance charge and contingent deferred sales charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include average annual total return figures which reflect the deduction of the insurance charges, contract maintenance charge, contingent deferred sales charges and the expenses of the Portfolios. Allianz Life may also advertise cumulative total return information. Cumulative total return is determined the same way except that the results are not annualized. Performance information for the underlying Portfolios may also be advertised; see the Franklin Templeton Variable Insurance Products Trust prospectus for more information.

Certain Portfolios have been in existence for some time and have investment performance history. However, the Contracts have been available only since February 3, 1997. In order to demonstrate how the actual investment experience of the Portfolios may affect your Accumulation Unit values, Allianz Life has prepared performance information which can be found in the SAI. There is performance shown which is based on the historical performance of the
Portfolios, modified to reflect the current charges and expenses of your Contract as if the Contract had been in existence for the time periods shown. The information is based upon the historical experience of the Portfolios and does not represent past performance or predict future performance.

Allianz Life may in the future also advertise yield information. If it does, it will provide you with information regarding how yield is calculated. More detailed information regarding how performance is calculated is found in the SAI.

Any performance advertised will be based on historical data. It does not guarantee future results of the Portfolios.


9. DEATH BENEFIT
-------------------------------------------------------------------------------

Upon Your Death

If you die during the Accumulation Phase, Allianz Life will pay a death benefit to your Beneficiary (see below). No death benefit is paid if you die during the Payout Phase. If you purchase the Contract on or after July 6, 1999, you may choose Death Benefit Option 1 or Death Benefit Option 2 below at the time of application. Once you make the selection, you may not change it. If you purchased the Contract before July 6, 1999, Death Benefit Option 2 is not available.

I. Contracts That Receive An Enhanced Death Benefit Endorsement

   Contracts that are owned individually, or jointly with another person, or as agent for an individual person, will receive an enhanced death benefit endorsement for Death Benefit Option 1 or Death Benefit Option 2. For these Contracts, the death benefit options are:

   Death Benefit Option 1
   ------------------------

   The death benefit will be the greater of (1) or (2) below:

   1) The current value of your Contract, less any taxes owed. This amount is determined as of the day that all claim proofs and payment election forms are received at the Valuemark Service Center.

   2) The guaranteed minimum death benefit (as explained below and in the enhanced death benefit endorsement to your Contract), as of the day you die.

       A. During the first year of all such Contracts and if you are age 81 or older (76 or older for deaths occurring in Washington, or in most other states before 11/1/98) at the time of purchase, the following guaranteed minimum death benefit will apply:

          o payments you have made,

          o less any money you have taken out,

          o less any applicable charges paid on money taken out,

          o less any premium taxes owed.

       B. After the first Contract year, for Contracts issued before your 81st birthday (76th birthday for deaths occurring before 11/1/98), and until you reach age 81 (age 76 for deaths occurring before 11/1/98), the greater of (a) or (b) below will be your guaranteed minimum death benefit:

           a) 5% Increase

             o payments you have made,

             o less any money you have taken out,

             o less any applicable charges paid on money taken out,

             o plus 5% on each Contract anniversary,

             o less any premium taxes owed.

           b) Highest 6th Year Contract Value

             o highest Contract value on any six year Contract anniversary,

             o plus any payments made since that Contract anniversary,

             o less any money you have taken out since that anniversary,

             o less any applicable charges paid on money taken out since that anniversary,

             o less any premium taxes owed.

       C. After your 81st birthday (76th birthday for deaths occurring before 11/1/98), the following guaranteed minimum death benefit will apply:

          o your guaranteed minimum death benefit on the Contract anniversary prior to your 81st birthday (76th birthday for deaths occurring before 11/1/98),

          o plus any payments you have made since then,

          o less any money you have taken out since then,

          o less any applicable charges paid on money taken out since then,

          o less any premium taxes owed.

   Death Benefit Option 2
   -------------------------

   The death benefit will be the greater of:

   1) the current value of your Contract, less any taxes, on the day all claim proofs and payment election forms are received by Allianz Life at the Valuemark Service Center; or

   2) (if applicable) the guaranteed minimum death benefit, less any taxes, on the day all claim proofs and payment election forms are received by Allianz Life at the Valuemark Service Center.

   The guaranteed minimum death benefit is the greater of:

   o payments you have made, less any money you have taken out and any charges paid on the money you have taken out.

   o the greatest "anniversary value". The "anniversary value" is the value of the Contract on a Contract anniversary, increased by payments you have made since that anniversary and decreased by any money you have taken out and any charges paid on the money you have taken out since that anniversary. Allianz Life will not take into consideration any Contract anniversaries which occur on or after your 81st birthday or date of death in determining this benefit.

   In certain states, the above death benefit may not be available. Check your Contract and Endorsement for your applicable death benefit.

II. Contracts That Do Not Receive An Enhanced Death Benefit Endorsement

For all Contracts that do not receive an enhanced death benefit endorsement, the death benefit will be:

   the current value of your Contract, less any taxes owed. This amount is determined as of the day that all claim proofs and payment election forms are received at the Valuemark Service Center.

III. Additional Provisions

If you have a Joint Owner, the age of the oldest Contract Owner will be used to determine the guaranteed minimum death benefit. The guaranteed minimum death benefit will be reduced by any amounts withdrawn after the date of death. If the Contract is owned by a non-natural person, then all references to you mean the Annuitant.

In the case of Joint Owners, if a Joint Owner dies, the surviving Joint Owner will be considered the Beneficiary. Joint Owners must be spouses (except in Pennsylvania, Oregon and New Jersey).

A Beneficiary may request that the death benefit be paid in one of the following ways: (1) payment of the entire death benefit within 5 years of the date of death; or (2) payment of the death benefit under an Annuity Option. The death benefit payable under an Annuity Option must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payment must begin within one year of the date of death. If the Beneficiary is the spouse of the Contract Owner, he/she can choose to continue the Contract in his/her own name at the then current value, or if greater, the death benefit value. If a lump sum payment is elected and all the necessary requirements, including any required tax consent from some states, are met, the payment will be made within 7 days. Payment of the death benefit may be delayed pending receipt of any applicable tax consents and/or forms from a state.

If you (or any Joint Owner) die during the Payout Phase and you are not the Annuitant, any payments which are remaining under the Annuity Option selected will continue at least as rapidly as they were being paid at your death. If you die during the Payout Phase, the Beneficiary becomes the Contract Owner.

Death of Annuitant

If the Annuitant, who is not a Contract Owner or Joint Owner, dies during the Accumulation Phase, you can name a new Annuitant. If you do not name a new Annuitant within 30 days of the death of the Annuitant, you will become the Annuitant. However, if the Contract Owner is a non-natural person (e.g., a corporation), then the death of the Annuitant will be treated as the death of the Contract Owner, and a new Annuitant may not be named.

If the Annuitant dies after Annuity Payments have begun, the remaining amounts payable, if any, will be as provided for in the Annuity Option selected. The remaining amounts payable will be paid to the Contract Owner at least as rapidly as they were being paid at the Annuitant's death.


10. OTHER INFORMATION
--------------------------------------------------------------------------------


Allianz Life

Allianz Life Insurance Company of North America (Allianz Life), 1750 Hennepin Avenue, Minneapolis, Minnesota 55403, was organized under the laws of the state of Minnesota in 1896. Allianz Life offers fixed and variable life insurance and annuities and group life, accident and health insurance. Allianz Life is licensed to do business in 49 states and the District of Columbia. Allianz Life is a wholly-owned subsidiary of Allianz Versicherungs-AG Holding.

Year 2000

Allianz Life has initiated programs to ensure that all of the computer systems utilized to provide services and administer policies will function properly in the year 2000. An assessment of the total expected costs specifically related to the year 2000 conversion has been completed. These costs are expensed as incurred and total costs are not expected to have a significant effect on Allianz Life's financial position or results of operations. Allianz Life believes it is taking steps that are reasonably designed to address the potential failure of computer systems used by its service providers and to ensure its year 2000 program is completed on a timely basis. There can be no assurance, however, that the steps taken by Allianz Life will be adequate to avoid any adverse impact.

The Separate Account

Allianz Life established a separate account named Allianz Life Variable Account B (Separate Account) to hold the assets that underlie the Contracts, except assets allocated to the Fixed Account. The Board of Directors of Allianz Life adopted a resolution to establish the Separate Account under Minnesota insurance law on May 31, 1985. Allianz Life has registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into Variable Options (also known as sub-accounts). Each Variable Option invests in one class of shares of a Portfolio.

The assets of the Separate Account are held in Allianz Life's name on behalf of the Separate Account and legally belong to Allianz Life. However, those assets that underlie the variable Contracts are not chargeable with liabilities arising out of any other business Allianz Life may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts and not against any other contracts Allianz Life may issue.

Distribution

NALAC Financial Plans, LLC (NFP), 1750 Hennepin Avenue, Minneapolis, MN 55403, acts as the distributor of the Contracts. NFP is a wholly-owned subsidiary of Allianz Life. NFP has subcontracted with Franklin Advisers, Inc. for it and/or certain of its affiliates to provide certain marketing support services and NFP compensates these entities for their services.

Commissions will be paid to broker-dealers who sell the Contracts. Broker-dealers will be paid commissions up to 7.5% of Purchase Payments. Sometimes, Allianz Life enters into an agreement with the broker-dealer to pay the broker-dealer commissions as a combination of a certain amount of the commission at the time of sale and a trail commission (which when totaled could exceed 7.5% of Purchase Payments). In addition, Allianz Life and Franklin Advisers, Inc. and/or its affiliates may pay certain sellers for other services not directly related to the sale of the Contracts (such as special marketing support allowances). Commissions may be recovered from a broker-dealer if a withdrawal occurs within 12 months of a Purchase Payment.

Administration

Allianz Life has hired Delaware Valley Financial Services, Inc. (DVFS), 300 Berwyn Park, Berwyn, Pennsylvania, to perform certain administrative services regarding the Contracts. The administrative services include issuance of the Contracts and maintenance of Contract Owner's records.

Financial statements

The consolidated financial statements of Allianz Life and the Separate Account have been included in the Statement of Additional Information.


TABLE OF CONTENTS
OF THE STATEMENT OF
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


Insurance Company                                      2

Experts                                                2

Legal Opinions                                         2

Distributor                                            2

Reduction or Elimination of the
 Contingent Deferred Sales Charge                      2

Calculation of Performance Data                        2

Federal Tax Status                                     4

Annuity Provisions                                     9

Mortality and Expense Risk Guarantee                  10

Financial Statements                                  10

APPENDIX
--------------------------------------------------------------------------------


Condensed Financial Information

The consolidated financial statements of Allianz Life Insurance Company of North
America and the financial statements of Allianz Life Variable Account B may be found in the Statement of Additional Information.

The table below includes Accumulation Unit values for the periods indicated.

This information should be read in conjunction with the financial statements and related notes of the Separate Account included in the Statement of Additional
Information.

(Number of units in thousands)

                                              Period from
                               Year or Period  Inception
                                    Ended     (2/3/97) to
Sub-Accounts:                   Dec. 31, 1998Dec. 31, 1997
---------------------------------------------------------------------------------------------------------------------------
Capital Growth
Unit value at beginning of period $13.110      $11.247
Unit value at end of period        $15.537     $13.110
Number of units
  outstanding at end of period     4,502        1,957
Global Health Care Securities*
Unit value at beginning of period  $10.000          NA
Unit value at end of period       $10.604           NA
Number of units
  outstanding at end of period       224        NA
Global Utilities Securities
Unit value at beginning of period  $25.635     $20.526
Unit value at end of period        $28.082     $25.635
Number of units
  outstanding at end of period     1,006        310
Growth and Income
Unit value at beginning of period  $24.354     $19.351
Unit value at end of period        $25.993     $24.354
Number of units
  outstanding at end of period     5,185        2,376
High Income
Unit value at beginning of period  $21.141     $19.237
Unit value at end of period        $21.020     $21.141
Number of units
  outstanding at end of period     4,191        2,202
Income Securities
Unit value at beginning of period  $24.864     $21.554
Unit value at end of period        $24.898     $24.864
Number of units
  outstanding at end of period     4,239        2,094
Money Market
Unit value at beginning of period  $13.756     $13.266
Unit value at end of period        $14.260     $13.756
Number of units
  outstanding at end of period     4,342        3,214
Mutual Discovery Securities
Unit value at beginning of period  $11.971     $10.179
Unit value at end of period         11.205     $11.971
Number of units
  outstanding at end of period     8,822        5,461
Mutual Shares Securities
Unit value at beginning of period  $11.981     $10.329
Unit value at end of period        $11.814     $11.981
Number of units
  outstanding at end of period    19,834        11,394

(Number of units in thousands)
                                              Period from
                               Year or Period  Inception
                                    Ended     (2/3/97) to
Sub-Accounts:                   Dec. 31, 1998Dec. 31, 1997
---------------------------------------------------------------------------------------------------------------------------
Natural Resources Securities
Unit value at beginning of period  $11.466     $14.364
Unit value at end of period         $8.430     $11.466
Number of units
  outstanding at end of period       514        304
Real Estate Securities
Unit value at beginning of period  $27.944     $23.499
Unit value at end of period        $22.901     $27.944
Number of units
  outstanding at end of period     1,823        1,217
Rising Dividends
Unit value at beginning of period  $19.968     $15.235
Unit value at end of period        $21.034     $19.968
Number of units
  outstanding at end of period     4,428        1,991
Small Cap
Unit value at beginning of period  $14.923     $12.899
Unit value at end of period        $14.558     $14.923
Number of units
  outstanding at end of period     5,492        2,965
Templeton Developing Markets Equity
Unit value at beginning of period  $10.305     $11.458
Unit value at end of period         $7.958     $10.305
Number of units
  outstanding at end of period     3,425        2,663
Templeton Global Asset Allocation
Unit value at beginning of period  $13.752     $12.495
Unit value at end of period        $13.543     $13.752
Number of units
  outstanding at end of period     1,491        1,008
Templeton Global Growth
Unit value at beginning of period  $15.124     $13.525
Unit value at end of period        $16.238     $15.124
Number of units
  outstanding at end of period     8,864        5,525
Templeton Global Income Securities
Unit value at beginning of period  $16.821     $16.661
Unit value at end of period        $17.746     $16.821
Number of units
  outstanding at end of period       651        393
Templeton International Equity
Unit value at beginning of period  $17.617     $16.010
Unit value at end of period        $18.322     $17.617
Number of units
   outstanding at end of period     4,427        3,122
Number of units in thousands)

                                              Period from
                               Year or Period  Inception
                                    Ended     (2/3/97) to
Sub-Accounts:                   Dec. 31, 1998Dec. 31, 1997
---------------------------------------------------------------------------------------------------------------------------
Templeton International Smaller Companies
Unit value at beginning of period  $10.809     $11.138
Unit value at end of period         $9.342     $10.809
Number of units
  outstanding at end of period       967        792
Templeton Pacific Growth
Unit value at beginning of period   $9.381     $14.866
Unit value at end of period         $8.028      $9.381
Number of units
  outstanding at end of period       655        379
U.S. Government Securities
Unit value at beginning of period  $17.805     $16.533
Unit value at end of period        $18.847     $17.805
Number of units
  outstanding at end of period     3,040        1,359
Value Securities*
Unit value at beginning of period  $10.000          NA
Unit value at end of period         $7.713          NA
Number of units
  outstanding at end of period       367        NA
Zero Coupon 2000
Unit value at beginning of period  $19.358     $18.345
Unit value at end of period        $20.502     $19.358
Number of units
  outstanding at end of period      188          94
Zero Coupon 2005
Unit value at beginning of period  $22.357     $20.375
Unit value at end of period        $24.786     $22.357
Number of units
  outstanding at end of period       380        161
Zero Coupon 2010
Unit value at beginning of period  $24.544     $21.371
Unit value at end of period        $27.674     $24.544
Number of units
  outstanding at end of period       478        150

*The Global Health Care Securities and the Value Securities Sub-Accounts commenced operations May 1, 1998.